UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 3, 2005


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-11181                  94-2579751
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         QUIDEL ACQUISITION

         On June 3, 2005, our indirect wholly-owned subsidiary, Blitz 05-047 GmbH ("IRIS DEUTSCHLAND"), purchased certain assets and assumed certain liabilities of Quidel Corporation ("QUIDEL") and Quidel's wholly-owned subsidiary Quidel Deutschland GmbH ("QUIDEL DEUTSCHLAND") pursuant to the terms of an Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") by and among us, IRIS Deutschland, Quidel and Quidel Deutschland, dated April 26, 2005. Pursuant to the Asset Purchase Agreement IRIS Deutschland acquired the urinalysis business of Quidel, including technology and inventory, for approximately
$500,000 plus the assumption of certain current liabilities. Prior to the execution of the Asset Purchase Agreement, no material relationship existed between us or any of our affiliates, and Quidel or any of its affiliates. The press release announcing the closing of the purchase transaction is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The pro-forma financial statements required by this item are not included with this initial report. The required pro-forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

 (c)     Exhibits.

         The following exhibits are filed herewith:

         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------

         2.1 Asset Purchase Agreement by and between by and between IRIS International, Inc., Blitz 05-047 GmbH, Quidel Corporation and Quidel Deutschland GmbH, dated April 26, 2005.(1)

         99.1     Press   Release   dated  June  6,  2005,   published  by  IRIS
                  International, Inc. announcing the acquisition of Quidel Corporation's urinalysis business.

----------
(1) Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Asset Purchase Agreement have been omitted. The Registrant undertakes to supplementally furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IRIS INTERNATIONAL, INC.



Date:    June 8, 2005                    By:      /s/ Martin G. Paravato
                                                  ------------------------------
                                                  Martin G. Paravato
                                                  Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Asset Purchase Agreement by and between by and between IRIS International, Inc., Blitz 05-047 GmbH, Quidel Corporation and Quidel Deutschland GmbH, dated April 26, 2005.(1)

99.1              Press   Release   dated  June  6,  2005,   published  by  IRIS
                  International, Inc. announcing the acquisition of Quidel Corporation's urinalysis business.

----------
(1) Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Asset Purchase Agreement have been omitted. The Registrant undertakes to supplementally furnish a copy of the omitted schedules to the Securities and Exchange Commission upon request.


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